UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 29, 2016

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 29, 2016, Lee Enterprises, Incorporated will present at the J.P. Morgan Global High Yield & Leveraged Finance Conference in Miami. It includes remarks by Mary Junck, executive chairman and Ron Mayo, vice president, chief financial officer and treasurer, including:

•
The latest independent research affirms that Lee’s print and digital products continue to reach more than three-fourths of the adults in its largest markets, with results nearly as strong among ages 18-29.

•	Lee continues to drive total digital revenue, up 7.8% in the last twelve months ended December 2015 and 12% annually since 2009.

•
Lee has maintained strong EBITDA[1], Adjusted EBITDA[1] and Unlevered Free Cash Flow[1] since 2009 totaling $156 million, $161 million and $149 million, respectively for the last twelve months ended December 2015.

•
Total debt at the end of February 2016 was $660 million; a $44.3 million reduction in the first two months of the second quarter of 2016 and a total of $108.5 million during the last twelve months ended February 2016.

•
Lee received a $30.7 million insurance settlement in January 2016 and used $20 million of these proceeds to pay down the 1st Lien Term Loan. The majority of the remaining proceeds were used to repurchase $10 million of our 9.5% Notes at an attractive discount.

The text of the presentation and illustrations are available at lee.net.

1 EBITDA, Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP (Generally Accepted Accounting Principles) financial measures. See appendix of the presentation, which is available at lee.net.

FORWARD-LOOKING STATEMENTS — The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are:

•	Our ability to generate cash flows and maintain liquidity sufficient to service our debt;

•	Our ability to comply with the financial covenants in our credit facilities;

•	Our ability to refinance our debt as it comes due;

•	That the warrants issued in our refinancing will not be exercised;

•	The impact and duration of adverse conditions in certain aspects of the economy affecting our business;

•	Changes in advertising and subscription demand;

•	Potential changes in newsprint, other commodities and energy costs;

•	Interest rates;

•	Labor costs;

•	Legislative and regulatory rulings;

•	Our ability to achieve planned expense reductions;

•	Our ability to maintain employee and customer relationships;

•	Our ability to manage increased capital costs;

•	Our ability to maintain our listing status on the NYSE;

•	Competition; and

•	Other risks detailed from time to time in our publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release dated February 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Ronald A. Mayo

Date:	February 29, 2016	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release dated February 29, 2016